Exhibit 99.2

Investor Contact	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Helen M. Wilson
Phone: (441) 299-9283
Fax: (441) 292-8675 email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4

III.	Segment Results
	- Insurance - North American	5
	- Insurance - Overseas General	6
	- Global Reinsurance	7
	- Life	8

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	9
	- Reinsurance Recoverable Analysis	10
	- Investment Portfolio	11 -16
	- Net Realized and Unrealized Gains (Losses)	17
	- Capital Structure	18
	- Computation of Basic and Diluted Earnings Per Share	19

V.	Other Disclosures
	- Non-GAAP Financial Measures	20 - 21
	- Book Value and Book Value per Common Share	22
	- Glossary	23

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

			% Change		% Change
	Three months ended March 31		1Q-12 vs.	Constant $	1Q-12 vs.
	2012	2011	1Q-11	2011 (2)	1Q-11 (2)
Gross premiums written	$4,787	$4,644	3.1%	$4,619	3.6%
Net premiums written	$3,572	$3,446	3.7%	$3,421	4.4%
Net premiums earned	$3,381	$3,309	2.2%	$3,286	2.9%
Net investment income	$544	$544	0%
Net income	$973	$250	289%
Income excluding net realized gains (losses) (1)	$701	$259	171%
Comprehensive income	$1,271	$438	190%
Operating cash flow	$572	$1,003

P&C combined ratio
Loss and loss expense ratio	56.9%	73.7%
Underwriting and administrative expense ratio	32.3%	31.5%

Combined ratio	89.2%	105.2%

Annualized return on equity (ROE) calculated using income excluding net realized gains (losses) (1)	12.2%	4.8%
Annualized ROE calculated using net income	15.6%	4.3%

Effective tax rate on income excluding net realized gains (losses) (1)	13.0%	27.3%
Effective tax rate	10.2%	27.7%

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.05	$0.76	170%
Net income	$2.84	$0.73	289%

Book value per common share (1)	$75.09	$68.89	9.0%
Tangible book value per common share (1)	$60.74	$54.96	10.5%

Weighted average basic common shares outstanding	338.6	337.1
Weighted average diluted common shares outstanding	341.7	339.7

Debt/total capitalization	16.0%	16.8%

(1)	See Non-GAAP Financial Measures.
(2)	Prior periods on a constant dollar basis.

Adoption of New Accounting Pronouncement:

Shareholders’ equity and book value per common share at December 31, 2011 and March 31, 2011 and annualized ROE percentages for the three months ended March 31, 2011 have been retrospectively adjusted to reflect the adoption of new guidance issued by the Financial Accounting Standards Board related to the accounting for costs associated with acquiring or renewing insurance contracts. The adoption of this guidance decreased shareholders’ equity by $181 million as of December 31, 2011. The effect of the adoption of the new guidance on net income for the three months ended March 31, 2011 was $10 million.

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

ACE Limited Consolidated

	1Q-12	4Q-11	3Q-11	2Q-11	1Q-11	Full Year 2011
Consolidated Results Excluding Life Segment
Gross premiums written	$4,275	$4,344	$5,391	$4,910	$4,196	$18,841
Net premiums written	3,084	3,134	3,855	3,460	3,010	13,459
Net premiums earned	2,908	3,361	4,010	3,273	2,884	13,528
Losses and loss expenses	1,656	2,132	2,603	2,067	2,125	8,927
Policy acquisition costs	506	546	577	527	483	2,133
Administrative expenses	432	447	439	440	425	1,751

Underwriting income (loss) excluding Life segment (1)	314	236	391	239	(149)	717

Life underwriting income excluding investment income and gains (losses) from fair value changes in separate account assets (2)	24	27	82	54	46	209
Net investment income	544	565	564	569	544	2,242
Net realized gains (losses)	260	83	(760)	(73)	(45)	(795)
Interest expense	62	63	62	62	63	250
Other income (expense): (2)
Gains (losses) from fair value changes in separate account assets	18	3	(39)	—	—	(36)
Other	(15)	4	(50)	(12)	13	(45)
Income tax expense	110	120	165	121	96	502

Net income (loss)	973	735	(39)	594	250	1,540

Net realized gains (losses)	260	83	(760)	(73)	(45)	(795)
Net realized gains (losses) in other income (expense) (3)	18	16	(28)	2	34	24
Tax expense (benefit) on net realized gains (losses)	6	12	2	8	(2)	20

Income excluding net realized gains (losses) (1)	$701	$648	$751	$673	$259	$2,331

% Change versus prior year period (4)
Net premiums written as reported	2.5%	4.9%	33.0%	15.0%	-4.9%	11.6%
Net premiums earned as reported	0.8%	6.4%	33.1%	15.9%	0.2%	13.9%

Net premiums written constant $	3.2%
Net premiums earned constant $	1.5%

Other ratios
Net premiums written/gross premiums written	72%	72%	72%	70%	72%	71%
Effective tax rate on income excluding net realized gains (losses) (1)	13.0%	14.4%	17.7%	14.4%	27.3%	17.1%

P&C combined ratio (4)
Loss and loss expense ratio	56.9%	63.4%	64.9%	63.1%	73.7%	66.0%
Policy acquisition cost ratio	17.4%	16.3%	14.4%	16.1%	16.7%	15.8%
Administrative expense ratio	14.9%	13.3%	10.9%	13.5%	14.8%	12.9%

Combined ratio	89.2%	93.0%	90.2%	92.7%	105.2%	94.7%

P&C expense ratio	32.3%	29.6%	25.3%	29.6%	31.5%	28.7%
P&C expense ratio excluding A&H	28.4%	25.5%	21.0%	25.1%	27.6%	24.7%
Large losses and other items (before tax) (4)
Reinstatement premiums (expensed) collected	$—	$—	$26	$8	$(74)	$(40)
Catastrophe losses	$19	$155	$147	$142	$415	$859
Prior period development (PPD) - unfavorable (favorable) (5)	$(93)	$(123)	$(194)	$(146)	$(93)	$(556)
Loss and loss expense ratio excluding catastrophe losses and PPD (1) (5)	59.5%	62.5%	66.7%	63.4%	61.0%	63.6%

(1)	See Non-GAAP Financial Measures.
(2)	Gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income.
(3)	Net realized investment and derivative losses related to unconsolidated entities.
(4)	Presented excluding the Life segment. This is a non-GAAP measure.
(5)	For Q3 2011, favorable prior period development is net of $26 million of net earned premium adjustments on loss sensitive policies.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data) (Unaudited)

	March 31 2012	December 31 2011
Assets
Fixed maturities available for sale, at fair value	$43,468	$41,967
Fixed maturities held to maturity, at amortized cost	8,117	8,447
Equity securities, at fair value	679	647
Short-term investments, at fair value	2,099	2,301
Other investments	2,429	2,314

Total investments	56,792	55,676

Cash	715	614
Securities lending collateral	2,204	1,375
Insurance and reinsurance balances receivable	4,487	4,387
Reinsurance recoverable on losses and loss expenses	12,057	12,389
Deferred policy acquisition costs	1,649	1,548
Value of business acquired	669	676
Prepaid reinsurance premiums	1,643	1,541
Goodwill and other intangible assets	4,860	4,799
Deferred tax assets	568	673
Investments in partially-owned insurance companies	346	352
Other assets	3,759	3,291

Total assets	$89,749	$87,321

Liabilities
Unpaid losses and loss expenses	$37,247	$37,477
Unearned premiums	6,664	6,334
Future policy benefits	4,358	4,274
Insurance and reinsurance balances payable	3,454	3,542
Securities lending payable	2,211	1,385
Payable for securities purchased	569	287
Accounts payable, accrued expenses, and other liabilities	4,615	4,770
Short-term debt	1,531	1,251
Long-term debt	3,360	3,360
Trust preferred securities	309	309

Total liabilities	64,318	62,989

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	23,222	22,421
Accumulated other comprehensive income (AOCI)	2,209	1,911

Total shareholders’ equity	25,431	24,332

Total liabilities and shareholders’ equity	$89,749	$87,321

Book value per common share (1)	$75.09	$72.22
% change over prior quarter	4.0%	3.0%
Tangible book value per common share (1)	$60.74	$57.97
% change over prior quarter	4.8%	3.7%

(1)	See Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-12	% of Total Consolidated	1Q-11	% of Total Consolidated	% Change 1Q-12 vs. 1Q-11	Constant $ % Change 1Q-12 vs. 1Q-11 (2)
Net premiums written
Property and all other	$1,112	31%	$961	28%	15.7%
Agriculture	119	3%	118	3%	0.8%
Casualty	1,214	34%	1,307	38%	-7.1%

Subtotal	2,445	68%	2,386	69%	2.5%	3.1%
Personal accident (A&H) (1)	882	25%	872	25%	1.1%	2.1%
Life	245	7%	188	6%	30.3%	31.7%

Total consolidated	$3,572	100%	$3,446	100%	3.7%	4.4%

Net premiums earned
Property and all other	$970	29%	$835	25%	16.2%
Agriculture	59	2%	78	2%	-24.4%
Casualty	1,270	37%	1,380	42%	-8.0%

Subtotal	2,299	68%	2,293	69%	0.3%	0.8%
Personal accident (A&H) (1)	852	25%	837	25%	1.8%	2.7%
Life	230	7%	179	6%	28.5%	30.7%

Total consolidated	$3,381	100%	$3,309	100%	2.2%	2.9%

Income excluding net realized gains (losses)
Property, casualty, and all other	$516	74%	$108	42%	377.8%	443.2%
Agriculture	25	3%	11	4%	127.3%	127.3%
Personal accident (A&H) (1)	119	17%	108	42%	10.2%	10.2%
Life	41	6%	32	12%	28.1%	32.3%

Total consolidated	$701	100%	$259	100%	170.7%	185.5%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Insurance-Overseas General and Life segments, respectively, are included in the Personal Accident (A&H) line items above.
(2)	Prior periods on a constant dollar basis.

Line of Business	Page 4

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - North American

	1Q-12	4Q-11	3Q-11	2Q-11	1Q-11	Full Year 2011
Gross premiums written	$2,012	$2,394	$3,294	$2,714	$1,958	$10,360
Net premiums written	1,293	1,624	2,207	1,735	1,285	6,851
Net premiums earned	1,287	1,662	2,299	1,604	1,346	6,911
Losses and loss expenses	849	1,211	1,838	1,233	994	5,276
Policy acquisition costs	127	157	174	145	136	612
Administrative expenses	147	144	153	147	148	592

Underwriting income	164	150	134	79	68	431

Net investment income	274	284	291	300	295	1,170
Net realized gains (losses)	(1)	26	(2)	21	(11)	34
Interest expense	3	4	4	3	4	15
Other income (expense)	1	3	(21)	(3)	16	(5)
Income tax expense	91	91	120	95	89	395

Net income	344	368	278	299	275	1,220

Net realized gains (losses)	(1)	26	(2)	21	(11)	34
Net realized gains (losses) in other income (expense)	15	10	(9)	3	24	28
Tax expense (benefit) on net realized gains (losses)	4	10	1	7	1	19

Income excluding net realized gains (losses) (1)	$334	$342	$290	$282	$263	$1,177

Combined ratio
Loss and loss expense ratio	66.0%	72.8%	80.0%	76.9%	73.8%	76.3%
Policy acquisition cost ratio	9.9%	9.5%	7.6%	9.0%	10.1%	8.9%
Administrative expense ratio	11.4%	8.7%	6.6%	9.2%	11.1%	8.6%

Combined ratio	87.3%	91.0%	94.2%	95.1%	95.0%	93.8%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$7	$—	$(12)	$(5)
Catastrophe losses	$16	$42	$119	$110	$76	$347
Prior period development (PPD) - unfavorable (favorable) (2)	$(60)	$(31)	$(58)	$(71)	$(35)	$(195)
Loss and loss expense ratio excluding catastrophe losses and PPD (1) (2)	69.3%	72.2%	77.6%	74.4%	70.2%	74.1%

% Change versus prior year period
Net premiums written	0.6%	6.9%	52.7%	20.7%	-7.9%	18.2%
Net premiums earned	-4.4%	10.0%	59.2%	21.0%	-1.8%	22.3%

Other ratios
Net premiums written/gross premiums written	64%	68%	67%	64%	66%	66%

(1)	See Non-GAAP Financial Measures.
(2)	For Q3 2011, favorable prior period development is net of $13 million of net earned premium adjustments on loss sensitive policies.

Insurance-North American	Page 5

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - Overseas General

	1Q-12	4Q-11	3Q-11	2Q-11	1Q-11	Full Year 2011
Gross premiums written	$1,984	$1,818	$1,843	$1,898	$1,908	$7,467
Net premiums written	1,528	1,378	1,398	1,443	1,410	5,629
Net premiums earned	1,391	1,450	1,471	1,415	1,278	5,614
Losses and loss expenses	705	785	671	721	852	3,029
Policy acquisition costs	335	346	353	335	301	1,335
Administrative expenses	229	241	236	239	223	939

Underwriting income (loss)	122	78	211	120	(98)	311

Net investment income	131	140	138	137	131	546
Net realized gains (losses)	20	51	1	(10)	(9)	33
Interest expense	1	1	2	1	1	5
Other income (expense)	—	3	(10)	5	2	—
Income tax expense	38	52	56	39	17	164

Net income	234	219	282	212	8	721

Net realized gains (losses)	20	51	1	(10)	(9)	33
Net realized gains (losses) in other income (expense)	3	2	(10)	1	5	(2)
Tax expense (benefit) on net realized gains (losses)	3	3	1	—	(3)	1

Income excluding net realized gains (losses) (1)	$214	$169	$292	$221	$9	$691

Combined ratio
Loss and loss expense ratio	50.7%	54.1%	45.6%	51.0%	66.7%	54.0%
Policy acquisition cost ratio	24.1%	23.8%	24.1%	23.6%	23.5%	23.8%
Administrative expense ratio	16.4%	16.6%	15.9%	17.0%	17.4%	16.7%

Combined ratio	91.2%	94.5%	85.6%	91.6%	107.6%	94.5%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$1	$17	$3	$(63)	$(42)
Catastrophe losses	$2	$98	$34	$10	$187	$329
Prior period development (PPD) - unfavorable (favorable)	$(22)	$(80)	$(126)	$(40)	$(44)	$(290)
Loss and loss expense ratio excluding catastrophe losses and PPD (1)	52.1%	53.0%	52.5%	53.2%	53.1%	52.9%

% Change versus prior year period
Net premiums written as reported	8.4%	3.9%	18.3%	12.6%	0.7%	8.5%
Net premiums earned as reported	8.8%	5.1%	13.3%	13.9%	3.8%	9.0%

Net premiums written constant $	9.8%
Net premiums earned constant $	10.4%

Other ratios
Net premiums written/gross premiums written	77%	76%	76%	76%	74%	75%

(1)	See Non-GAAP Financial Measures.

Insurance-Overseas General	Page 6

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global Reinsurance

	1Q-12	4Q-11	3Q-11	2Q-11	1Q-11	Full Year 2011
Gross premiums written	$279	$132	$254	$298	$330	$1,014
Net premiums written	263	132	250	282	315	979
Net premiums earned	230	249	240	254	260	1,003
Losses and loss expenses	102	136	94	112	279	621
Policy acquisition costs	43	42	50	47	46	185
Administrative expenses	12	14	12	14	12	52

Underwriting income (loss)	73	57	84	81	(77)	145

Net investment income	71	74	70	71	72	287
Net realized gains (losses)	13	6	(29)	(14)	(13)	(50)
Interest expense	1	1	—	1	—	2
Other income (expense)	5	3	(7)	(1)	6	1
Income tax expense	6	5	7	8	10	30

Net income (loss)	155	134	111	128	(22)	351

Net realized gains (losses)	13	6	(29)	(14)	(13)	(50)
Net realized gains (losses) in other income (expense)	5	3	(6)	(2)	4	(1)
Tax expense (benefit) on net realized gains (losses)	—	—	(1)	—	—	(1)

Income (loss) excluding net realized gains (losses) (1)	$137	$125	$145	$144	$(13)	$401

Combined ratio
Loss and loss expense ratio	44.4%	54.8%	39.2%	44.1%	107.3%	62.0%
Policy acquisition cost ratio	18.7%	17.0%	20.6%	18.5%	17.8%	18.4%
Administrative expense ratio	5.2%	5.3%	5.6%	5.3%	4.6%	5.2%

Combined ratio	68.3%	77.1%	65.4%	67.9%	129.7%	85.6%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$(1)	$2	$5	$1	$7
Catastrophe losses	$1	$15	$(6)	$22	$152	$183
Prior period development (PPD) - unfavorable (favorable) (2)	$(11)	$(12)	$(10)	$(35)	$(14)	$(71)
Loss and loss expense ratio excluding catastrophe losses and PPD (1) (2)	48.7%	53.2%	49.1%	50.1%	54.4%	51.7%

% Change versus prior year period
Net premiums written as reported	-16.5%	-7.7%	-8.1%	-2.4%	-15.1%	-8.9%
Net premiums earned as reported	-11.5%	-7.1%	-11.4%	-0.8%	-5.8%	-6.3%
Net premiums written constant $	-15.7%
Net premiums earned constant $	-11.3%

Other ratios
Net premiums written/gross premiums written	94%	100%	99%	95%	95%	97%

(1)	See Non-GAAP Financial Measures.
(2)	For Q3 2011, favorable prior period development is net of $13 million of net earned premium adjustments on loss sensitive policies.

Global Reinsurance	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	1Q-12	4Q-11	3Q-11	2Q-11	1Q-11	Full Year 2011
Gross premiums written	$512	$520	$509	$513	$448	$1,990
Net premiums written	488	496	488	493	436	1,913
Net premiums earned	473	470	480	484	425	1,859
Losses and loss expenses	148	154	142	159	138	593
Policy benefits (1)	147	119	83	108	91	401
(Gains) losses from fair value changes in separate account assets (1)	(18)	(3)	39	—	—	36
Policy acquisition costs	76	86	92	85	76	339
Administrative expenses	78	84	81	78	74	317
Net investment income	61	60	60	60	46	226

Life underwriting income (2)	103	90	103	114	92	399

Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	197	(10)	(706)	(67)	—	(783)
Foreign exchange gains (losses) and all other	34	17	(26)	(1)	(13)	(23)
Interest expense	3	2	3	3	3	11
Other income (expense) (1)	(9)	1	(10)	(11)	(6)	(26)
Income tax expense	11	9	13	14	14	50

Net income (loss)	311	87	(655)	18	56	(494)

Net realized gains (losses)	231	7	(732)	(68)	(13)	(806)
Net realized gains (losses) in other income (expense)	(5)	1	(2)	(1)	1	(1)
Tax expense (benefit) on net realized gains (losses)	(1)	—	1	1	—	2

Income excluding net realized gains (losses) (3)	$84	$79	$80	$88	$68	$315

% Change versus prior year period
Net premiums written as reported	11.9%	14.5%	23.1%	19.7%	7.8%	16.2%
Net premiums earned as reported	11.3%	13.7%	17.5%	18.5%	6.5%	14.1%

Net premiums written constant $	12.4%
Net premiums earned constant $	11.9%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	See Non-GAAP Financial Measures.

Life	Page 8

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars, except ratios) (Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2010	$37,391	$12,149	$25,242
Losses and loss expenses incurred	3,820	1,557	2,263
Losses and loss expenses paid	(2,847)	(884)	(1,963)	87%
Other (incl. foreign exch. revaluation)	479	161	318

Balance at March 31, 2011	$38,843	$12,983	$25,860
Losses and loss expenses incurred	2,752	526	2,226
Losses and loss expenses paid	(2,730)	(872)	(1,858)	83%
Other (incl. foreign exch. revaluation)	86	30	56

Balance at June 30, 2011	$38,951	$12,667	$26,284
Losses and loss expenses incurred	3,207	462	2,745
Losses and loss expenses paid	(3,366)	(992)	(2,374)	86%
Other (incl. foreign exch. revaluation)	(316)	(95)	(221)

Balance at September 30, 2011	$38,476	$12,042	$26,434
Losses and loss expenses incurred	3,066	780	2,286
Losses and loss expenses paid	(3,837)	(1,166)	(2,671)	117%
Other (incl. foreign exch. revaluation)	(228)	(54)	(174)

Balance at December 31, 2011	$37,477	$11,602	$25,875
Losses and loss expenses incurred	2,361	557	1,804
Losses and loss expenses paid	(2,876)	(931)	(1,945)	108%
Other (incl. foreign exch. revaluation)	285	90	195

Balance at March 31, 2012	$37,247	$11,318	$25,929

Add net recoverable on paid losses	—	739	(739)

Balance including net recoverable on paid losses	$37,247	$12,057	$25,190

Loss Reserve Rollforward	Page 9

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	March 31 2012	December 31 2011
Reinsurance recoverable on paid losses and loss expenses
Active operations	$573	$629
Brandywine	234	232
Other Run-off	42	41

Total	$849	$902

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,605	$9,805
Brandywine	1,721	1,775
Other Run-off	362	386

Total	$11,688	$11,966

Gross reinsurance recoverable
Active operations	$10,178	$10,434
Brandywine	1,955	2,007
Other Run-off	404	427

Total	$12,537	$12,868

Provision for uncollectible reinsurance (1)
Active operations	$(300)	$(299)
Brandywine	(161)	(160)
Other Run-off	(19)	(20)

Total	$(480)	$(479)

Net reinsurance recoverable
Active operations	$9,878	$10,135
Brandywine	1,794	1,847
Other Run-off	385	407

Total	$12,057	$12,389

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance recoverables, net of approximately $2.8 billion of collateral.

Reinsurance Recoverable	Page 10

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	March 31 2012		December 31 2011
Market Value
Fixed maturities available for sale	$43,468		$41,967
Fixed maturities held to maturity	8,348		8,605
Short-term investments	2,099		2,301

Total	$53,915		$52,873

Asset Allocation by Market Value
Treasury	$2,451	5%	$2,361	5%
Agency	1,811	3%	1,725	3%
Corporate and asset-backed	17,618	33%	17,030	32%
Mortgage-backed	12,800	24%	13,237	25%
Municipal (1)	3,295	6%	2,888	6%
Non-U.S.	13,841	26%	13,331	25%
Short-term investments	2,099	3%	2,301	4%

Total	$53,915	100%	$52,873	100%

Note: Insured municipal bonds represent $720 million, or 22% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$9,115	17%	$9,284	18%
AA	20,665	38%	20,562	39%
A	10,523	20%	10,106	19%
BBB	6,244	12%	6,152	12%
BB	4,009	7%	3,755	7%
B	2,828	5%	2,428	4%
Other	531	1%	586	1%

Total	$53,915	100%	$52,873	100%

Cost/Amortized Cost
Fixed maturities available for sale	$41,661		$40,450
Fixed maturities held to maturity	8,117		8,447
Short-term investments	2,099		2,301

Subtotal	51,877		51,198
Equity securities	662		671
Other investments	2,221		2,112

Total	$54,760		$53,981

Avg. duration of fixed maturities	3.9 years		3.7 years
Avg. market yield of fixed maturities (2)	3.0%		3.1%
Avg. credit quality (3)	A/Aa		A/Aa
Avg. yield on invested assets (4)	4.0%		4.2%

(1)	The rating of the municipal portfolio is AA with 12% of our holdings pre-funded with AA/Aaa Federal securities. The portfolio is highly diversified predominantly in State general obligation bonds and essential service revenue bonds, including education and utilities (water, power, and sewers).
(2)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.
(3)	We use a split rating due to S&P’s downgrade of U.S. Treasury and Agency securities.
(4)	Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Investments	Page 11

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at March 31, 2012
Agency residential mortgage-backed (RMBS)	$—	$10,869	$—	$—	$—	$10,869
Non-agency RMBS	181	18	22	16	456	693
Commercial mortgage-backed	1,203	18	10	7	—	1,238

Total mortgage-backed securities at market value	$1,384	$10,905	$32	$23	$456	$12,800

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Amortized Cost at March 31, 2012
Agency RMBS	$—	$10,467	$—	$—	$—	$10,467
Non-agency RMBS	181	18	23	17	547	786
Commercial mortgage-backed	1,130	15	10	6	—	1,161

Total mortgage-backed securities at amortized cost	$1,311	$10,500	$33	$23	$547	$12,414

Mortgage-backed securities total $12.8 billion, are rated predominantly AA and comprise 24% of the fixed income portfolio. This compares to a 33% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage-backed securities is AA for agency mortgages and AAA for non-agency mortgages.

Securities issued by Federal agencies with implied or explicit government guarantees total $10.9 billion and represent 94% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 92,000 loans. The portfolio’s original loan-to-value ratio is approximately 67% with an average FICO score of 730. With this conservative loan-to-value ratio and subordinated collateral of 6%, the cumulative 5-year foreclosure rate would have to rise to 10% before principal is significantly impaired. The current foreclosure rate of ACE’s non-agency RMBS portfolio is 8%.

Commercial mortgage-backed securities of $1.2 billion are rated predominantly AAA, broadly diversified with over 14,000 loans and seasoned with 54% of the portfolio issued before 2006 and 32% of the portfolio issued after 2009. The average loan-to-value ratio is approximately 65% with a debt service coverage ratio in excess of 1.8 and weighted average subordinated collateral of 31%. The cumulative foreclosure rate would have to rise to 43% before principal is impaired. The current foreclosure rate of the portfolio is about 2.7%.

Investments 2	Page 12

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at March 31, 2012	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$304	$109	$1	$—	$414
Banks	—	114	2,198	359	2,671
Basic Materials	—	—	118	229	347
Communications	—	—	620	764	1,384
Consumer, Cyclical	—	101	286	270	657
Consumer, Non-Cyclical	58	487	791	564	1,900
Diversified Financial Services	—	100	154	190	444
Energy	79	14	217	576	886
Industrial	—	449	309	153	911
Utilities	—	4	500	538	1,042
All Others	51	120	441	472	1,084

Total	$492	$1,498	$5,635	$4,115	$11,740

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s US investment grade bond portfolio is high at A.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Market Value at March 31, 2012	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$—	$—	$14	$14
Banks	16	2	—	18
Basic Materials	253	105	5	363
Communications	395	479	9	883
Consumer, Cyclical	371	413	23	807
Consumer, Non-Cyclical	702	593	8	1,303
Diversified Financial Services	55	62	6	123
Energy	795	269	5	1,069
Industrial	336	252	6	594
Utilities	275	28	10	313
All Others	182	203	6	391

Total	$3,380	$2,406	$92	$5,878

U.S. Below Investment Grade Corporate Fixed Income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Six external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation. The portfolio comprises over 700 issuers with our largest current issuer exposure at $91 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 3	Page 13

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

March 31, 2012

	Market Value by S&P Credit Rating						Amortized Cost
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,201	$—	$—	$—	$—	$1,201	$1,171
Canada	944	—	—	—	—	944	916
Republic of Korea	—	—	467	—	—	467	444
Germany	405	—	—	—	—	405	394
Japan	—	368	—	—	—	368	367
Province of Ontario	—	241	—	—	—	241	231
Federative Republic of Brazil	—	—	—	179	—	179	171
Province of Quebec	—	—	156	—	—	156	147
Kingdom of Thailand	—	—	128	17	—	145	145
Swiss Confederation	140	—	—	—	—	140	133
Federation of Malaysia	—	—	139	—	—	139	138
France	—	135	—	—	—	135	132
Commonwealth of Australia	128	—	—	—	—	128	120
People’s Republic of China	54	74	—	—	—	128	124
State of Queensland	74	53	—	—	—	127	121
United Mexican States	3	—	36	49	—	88	83
State of New South Wales	80	—	—	—	—	80	77
Taiwan	—	59	—	—	—	59	57
State of Victoria	51	—	—	—	—	51	49
Dominion of New Zealand	1	38	—	—	—	39	39
Socialist Republic of Vietnam	—	—	—	—	38	38	37
Province of British Columbia	37	—	—	—	—	37	35
Republic of Austria	—	37	—	—	—	37	36
Province of Manitoba	—	36	—	—	—	36	35
State of Qatar	—	35	—	—	—	35	34
Other Non-U.S. Government	189	153	52	60	63	517	503

Non-U.S. Government Securities	$3,307	$1,229	$978	$305	$101	$5,920	$5,739
Eurozone Non-U.S. Corporate (1)	723	325	517	515	353	2,433	2,362
Other Non-U.S. Corporate	834	590	2,331	1,196	537	5,488	5,256

	$4,864	$2,144	$3,826	$2,016	$991	$13,841	$13,357

(1)	Excludes United Kingdom

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations.

79% of ACE’s non-U.S. fixed income is denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at AA and 54% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 4	Page 14

ACE Limited Investment Portfolio - 5 (in millions of U.S. dollars) (Unaudited)

Eurozone Non-U.S. Fixed Income Portfolio (Excluding United Kingdom)

March 31, 2012	Market Value by Industry					Amortized Cost
	Bank	Financial	Industrial	Utility	Total
Netherlands	$235	$137	$287	$119	$778	$751
France	116	40	115	144	415	409
Germany	330	—	66	8	404	391
Luxembourg	26	—	225	93	344	332
Euro Supranational	216	—	—	—	216	210
Ireland	12	1	85	20	118	113
Spain	19	4	46	6	75	76
Italy	14	1	10	2	27	26
Austria	20	—	5	—	25	24
Finland	7	—	5	3	15	14
Belgium	—	—	14	1	15	14
Portugal	—	—	1	—	1	2

Eurozone Non-U.S. Corporate Securities	$995	$183	$859	$396	$2,433	$2,362

Note: ACE has no investments in Greece

Top 10 Exposures - Eurozone Banks (Excluding United Kingdom)

March 31, 2012	Market Value	Amortized Cost	Rating
KFW	$211	$206	AAA
European Investment Bank	189	184	AAA
Rabobank Nederland NV	119	115	AA
Deutsche Bank AG	46	45	A+
Bank Nederlandse Gemeenten	39	38	AAA
BNP Paribas SA	33	32	AA-
ABN AMRO Group NV	33	31	A+
Credit Agricole Groupe	28	28	A
Nederlandse Waterschapsbank NV	21	21	AAA
Groupe BPCE	20	19	A

Top 10 Exposures - Eurozone Corporate (Excluding United Kingdom)

March 31, 2012	Market Value	Amortized Cost	Rating
EDF SA	$79	$79	A+
ING Groep NV	77	77	A
Deutsche Telekom AG	70	63	BBB+
Royal Dutch Shell PLC	63	60	AA
Intelsat SA	62	60	B
Telefonica SA	42	42	BBB+
ArcelorMittal	42	40	BBB-
Gazprom OAO	39	37	BBB
Liberty Global Inc	39	36	B+
France Telecom SA	37	35	A-

Investments 5	Page 15

ACE Limited Investment Portfolio - 6 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

	March 31, 2012	Market Value	Rating
1	JP Morgan Chase & Co	$433	A
2	General Electric Co	432	AA+
3	Citigroup Inc	359	A-
4	Bank of America Corp	327	A-
5	The Goldman Sachs Group Inc	324	A-
6	Morgan Stanley	284	A-
7	Verizon Communications Inc	280	A-
8	AT&T INC	242	A-
9	HSBC Holdings Plc	211	A+
10	Wells Fargo & Co	197	A+
11	Lloyds Banking Group Plc	187	A-
12	Kraft Foods Inc	169	BBB
13	Comcast Corp	166	BBB+
14	Royal Bank of Scotland Group Plc	163	A-
15	Time Warner Cable Inc	141	BBB
16	ConocoPhillips	138	A
17	Barclays Plc	133	A
18	American Express Co	124	BBB+
19	BP Plc	123	A
20	UBS AG	121	A
21	Pfizer Inc	119	AA
22	Rabobank Nederland NV	119	AA
23	Dominion Resources Inc/VA	118	A-
24	Credit Suisse Group	117	A
25	Philip Morris International Inc	110	A

Investments 6	Page 16

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended March 31, 2012
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$34	$243	$277
Fixed income derivatives	42	—	42

Total fixed maturities	76	243	319

Public equity	1	38	39
Private equity	23	7	30

Total equity	24	45	69

Mark-to-market gains (losses) from derivative transactions (2)	192	—	192
Foreign exchange gains (losses) (2)	(5)	—	(5)
Other	(2)	4	2
Partially-owned entities (3)	(7)	—	(7)
Income tax expense	6	49	55

Net gains	$272	$243	$515

(1)	Other-than-temporary impairments for the quarter includes $7 million for fixed maturities, $2 million for private equity, and $1 million for public equity.
(2)	The $231 million of realized gains from variable annuity reinsurance for the quarter is split $197 million in mark-to-market gains (losses) from derivative transactions and $34 million in foreign exchange gains. The $197 million of realized gains is net of $231 million of losses on applicable hedges.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended March 31, 2011
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$49	$(39)	$10
Fixed income derivatives	(20)	—	(20)

Total fixed maturities	29	(39)	(10)

Public Equity	7	2	9
Private equity	33	44	77

Total equity	40	46	86

Mark-to-market gains (losses) from derivative transactions (5)	(1)	—	(1)
Foreign exchange gains (losses)	(79)	—	(79)
Other	(1)	3	2
Partially-owned entities (6)	1	—	1
Income tax expense (benefit)	(2)	(14)	(16)

Net gains (losses)	$(9)	$24	$15

(4)	Other-than-temporary impairments for the quarter include $4 million for fixed maturities.
(5)	Includes no net realized gains or losses on the life reinsurance operations for the quarter. A $71 million gain on guaranteed living benefit derivatives was offset by $71 million of losses on other derivatives, including S&P put options and futures.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 17

ACE Limited Capital Structure (in millions of U.S. dollars, except ratios) (Unaudited)

	March 31 2012	December 31 2011	December 31 2010
Total short-term debt (1)	$1,531	$1,251	$1,300
Total long-term debt	3,360	3,360	3,358

Total debt	$4,891	$4,611	$4,658

Total trust preferred securities	$309	$309	$309

Total shareholders’ equity	$25,431	$24,332	$22,835

Total capitalization	$30,631	$29,252	$27,802
Tangible capital (2)	$25,771	$24,453	$23,138

Leverage ratios
Debt/ total capitalization	16.0%	15.8%	16.8%
Debt plus trust preferred securities/ total capitalization	17.0%	16.8%	17.9%
Debt/ tangible capital	19.0%	18.9%	20.1%
Debt plus trust preferred securities/ tangible capital	20.2%	20.1%	21.5%

Note: As of March 31, 2012, there was $1.9 billion usage of credit facilities on a total commitment of $2.4 billion.

(1)	Repurchase agreements in the amount of $400 million matured during the quarter, and there were new repurchase agreements in the amount of $550 million.
(2)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 18

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended March 31
	2012	2011
Numerator
Income to common shares, excl. net realized gains (losses) (1)	$701	$259
Net realized gains (losses), net of income tax	272	(9)

Net income	$973	$250

Rollforward of Common Shares Outstanding
Shares - beginning of period	336,927,276	334,942,852
Repurchase of shares	(100,000)	—
Shares issued, excluding option exercises	1,036,709	1,356,746
Issued for option exercises	789,397	874,266

Shares - end of period	338,653,382	337,173,864

Denominator
Weighted average shares outstanding	338,567,341	337,088,217
Effect of other dilutive securities	3,123,641	2,572,982

Adj. wtd. avg. shares outstanding and assumed conversions	341,690,982	339,661,199

Basic earnings per share
Income excluding net realized gains (losses) (1)	$2.07	$0.77
Net realized gains (losses), net of income tax	0.80	(0.03)

Net income	$2.87	$0.74

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.05	$0.76
Net realized gains (losses), net of income tax	0.79	(0.03)

Net income	$2.84	$0.73

(1)	See Non-GAAP Financial Measures.

Earnings per share	Page 19

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on page 22.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). Life underwriting income includes net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Loss and loss expense ratio excluding the impact of catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The loss ratio numerator includes Losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Annualized ROE calculated using income excluding net realized gains (losses) is a non-GAAP financial measure. The ROE numerator includes income adjusted to exclude net realized gains (losses), net of tax. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate, multiply by four. Annualized ROE calculated using income excluding realized gains (losses), net of tax, is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

Income excluding net realized gains (losses), net of tax, is a common performance measurement for insurance companies and non-GAAP measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

The following table presents the reconciliation of Net income to Income excluding net realized gains (losses):

	1Q-12	4Q-11	3Q-11	2Q-11	1Q-11	Full Year 2011
Net income (loss), as reported	$973	$735	$(39)	$594	$250	$1,540
Net realized gains (losses)	260	83	(760)	(73)	(45)	(795)
Net realized gains (losses) in other income (expense) (1)	18	16	(28)	2	34	24
Income tax expense (benefit) on net realized gains (losses)	6	12	2	8	(2)	20

Income excluding net realized gains (losses)	$701	$648	$751	$673	$259	$2,331

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 20

ACE Limited Non-GAAP Financial Measures - 2 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following table presents the reconciliation of effective tax rate to the effective tax rate on income excluding net realized gains (losses):

	1Q-12	4Q-11	3Q-11	2Q-11	1Q-11	Full Year 2011
Tax expense, as reported	$110	$120	$165	$121	$96	$502
Tax expense (benefit) on net realized gains (losses)	6	12	2	8	(2)	20

Tax expense, adjusted	$104	$108	$163	$113	$98	$482

Income before tax, as reported	$1,083	$855	$126	$715	$346	$2,042
Less: realized gains (losses)	260	83	(760)	(73)	(45)	(795)
Less: realized gains (losses) in other income (expense)	18	16	(28)	2	34	24

Income excluding net realized gains (losses) before tax	$805	$756	$914	$786	$357	$2,813

Effective tax rate	10.2%	14.1%	131.9%	16.9%	27.7%	24.6%
Adjustment for tax impact of net realized gains (losses)	2.8%	0.3%	-114.2%	-2.5%	-0.4%	-7.5%

Effective tax rate on income excluding net realized gains (losses)	13.0%	14.4%	17.7%	14.4%	27.3%	17.1%

The following table presents the reconciliation of annualized ROE calculated using net income to annualized ROE calculated using income excluding net realized gains (losses):

	1Q-12	1Q-11	Full Year 2011
Net income	$973	$250	$1,540
Income excluding net realized gains (losses)	$701	$259	$2,331

Equity - beginning of period, as reported	$24,332	$22,835	$22,835
Less: unrealized gains (losses) on investments, net of deferred tax	1,715	1,399	1,399

Equity - beginning of period, as adjusted	$22,617	$21,436	$21,436

Equity - end of period, as reported	$25,431	$23,228	$24,332
Less: unrealized gains (losses) on investments, net of deferred tax	1,958	1,423	1,715

Equity - end of period, as adjusted	$23,473	$21,805	$22,617

Average equity, as reported	$24,882	$23,032	$23,584
Average equity, as adjusted	$23,045	$21,621	$22,027
Annualized ROE calculated using income excluding net realized gains (losses)	12.2%	4.8%	10.6%
Annualized ROE calculated using net income	15.6%	4.3%	6.5%

Reconciliation Non-GAAP 2	Page 21

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	March 31 2012	December 31 2011	March 31 2011
Shareholders’ equity	$25,431	$24,332	$23,228
Less: goodwill and other intangible assets	4,860	4,799	4,697

Numerator for tangible book value per share	$20,571	$19,533	$18,531

Denominator	338,653,382	336,927,276	337,173,864

Book value per common share	$75.09	$72.22	$68.89
Tangible book value per common share	$60.74	$57.97	$54.96

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$24,332	$23,581	$22,835
Income excluding net realized gains (losses)	701	648	259
Net realized gains (losses), net of tax	272	87	(9)
Net unrealized gains (losses), net of tax	243	189	24
Repurchase of shares	(7)	(32)	—
Dividend declared on common shares	(200)	(118)	(113)
Cumulative translation, net of tax	56	(123)	168
Pension liability	(1)	6	(4)
Other (1)	35	94	68

	$25,431	$24,332	$23,228

(1)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 22

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate and Other.

Annualized return on equity calculated using income excluding net realized gains (losses): Income excluding net realized gains (losses), net of tax, divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate on income excluding net realized gains (losses): Income tax expense excluding tax expense (benefit) on net realized gains (losses) divided by income excluding net realized gains (losses) before tax.

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

NM: Not meaningful.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Glossary	Page 23